Exhibit 99.1

Investor Presentation March 2018 NASDAQ: ATOM 1

2 Note Regarding Forward - Looking Statements This presentation contains forward - looking statements concerning Atomera Incorporated (““ Atomera ,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2017 filed with the SEC on March 6, 2018 (the “2017 Annual Report”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the 2017 Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.

3 Investment Overview  Mears Silicon Technology (MST®) is a semiconductor enhancement technology  Improves electron mobility resulting in higher performance, lower power, and lower costs  Capital - light IP licensing business  Highly leverageable business model with strong cash position  Robust and growing patent portfolio to support licensing activities  Core R&D complete after $80M and 15 years  Currently engaged with 50% of world’s top semiconductor makers  Total available market: $4.0 B  Strong team to commercialize technology  CEO ran $1B+ divisions at Broadcom and Altera  Founder/CTO co - invented the erbium - doped fiber amplifier  NASDAQ Ticker: “ATOM” – IPO in August 2016

Cost ($B) The skyrocketing cost of new nodes 4 Extending Moore’s Law  MST can deliver a half to a full node of benefits  Extends life of depreciated fabs  Continues reducing the cost per transistor  May solve problems in geometries smaller than 28 nm  MST cost is tiny in comparison to developing a new node  Process development/licensing is ~$10M  Foundry equipment upgrades cost is ~$30 - 50M  A foundry for a new node costs billions MST: A way out Source: McKinsey & Co, “On Semiconductors” “From an economic standpoint, Moore’s law is over.” Silicon Valley analyst Lynley Gwynnap , quoted in “After Moore’s Law,” The Economist , 12 March 2016 Cost per Million Gates (cents) FinFET 0 1 2 3 4 5 6 7 8 0 1 2 3 4 5 6 7 8 90nm 65nm 40nm 28nm 20nm Fab Investment Process Development Cost Per Transistor 2004 2006 2008 2010 2012

5 MST Technology Potential Benefits • Improved Efficiency • Improved performance • Lower power consumption • Some combination of the two • Reduced Die Size • Lower power needs • Lower bottom line cost • Improved Yield • Less waste • Easier design parameters

6 Potential Benefits • Overall Improved Efficiency : Smartphone • 45% - 52% added battery life (depending on usage) • Increased cost to add MST expected to be insignificant to total phone cost • Opportunity to increase performance instead of saving power • Reduced Die Size : Power Management Integrated Circuit (IC) • Die size reduction of 15 - 21% • Would result in lower power draw • Would also reduce total cost per device • Product Enablement : Mobile Double Data Rate (DDR) Memory • Could create a whole new class of memory for mobile devices • Would enable low - power wearables and Internet - of - Things devices • May provide significant improvements to standby power Sources: Smartphone power consumption papers (Carrol & Geisser ) 3 rd party consultant simulations Atomera analysis

7 Semiconductor Ecosystem Process Development Wafer Fabrication Chip Makers / Sellers Equipment Manufacturers Foundries Integrated Device Manufacturers (IDM) Vertically Integrated Firms Supporting Ecosystem Semiconductor Equipment Manufacturers Electronic Design Automation Tools Fabless

1 2 Faster Results Readily Available 3 Simulation Confidence 8 Accelerating time to license Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase3 Integration Phase4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup 20+ learning cycles per year EPI tool availability allows for uninterrupted customer progress Reduces time and cost for customer process integration

Largest Companies with fabs

atomera

	Company	Type	Market Segment	Total Capacity - Wf/mon. (200mm equ)
1	Samsung Semiconductor	IDM	Memory	2,598,750
2	TSMC	Foundry	Logic	2,012,317
3	Micron Technology	IDM	Memory	1,540,500
4	SK Hynix	Foundry	Memory	1,530,000
5	Toshiba Semiconductor	IDM	Memory	1,158,750
6	GlobalFoundries	Foundry	Logic	810,000
7	Intel	IDM	MCU	681,750
8	Texas Instruments (TI)	IDM	Analog	620,879
9	UMC (United Microelectronics)	Foundry	Logic	614,863
10	STMicroelectronics	IDM	Analog	461,006
11	SMIC	Foundry	Logic	432,750
12	Infineon Technologies	IDM	Analog	375,809
13	ON Semiconductor	IDM	Analog	374,492
14	Powerchip Technology	Foundry	Logic	313,000
15	TowerJazz	Foundry	Analog	297,735
16	NXP Semiconductors	IDM	Analog	250,000
17	Renesas Electronics	IDM	Other	236,124
18	Japan Semiconductor Corp. (Toshiba)	Foundry	Analog	229,944
19	Huahong Grace Semiconductor (HHGrace)	Foundry	Analog	213,000
20	IM Flash	IDM	Memory	180,000
21	Vanguard International Semiconductor (VIS)	Foundry	Analog	175,000
22	MagnaChip Semiconductor	Foundry	Analog	155,000
23	Nanya Technology	IDM	Memory	135,000
24	Fujitsu Semiconductor	IDM	Logic	131,728
25	China Resources Microelectronics (CR Micro)	IDM	Analog	130,846

- Total industry capacity 17.8M wafers/month
- Top 25 wafer capacity leaders
  - 89% of total industry capacity at end of 2016

Source: IC Insights Global Wafer Capacity 2017-2021 report

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10 Atomera Business Opportunity Example 1. Worldwide Average Fab 1 Monthly Fab Capacity (wafers/month) 40,000 Wafer ASP $1,637 Annual Revenue Potential 2 $7.9M Example 2. Leading Foundry, 40nm Fab Monthly Fab Capacity (wafers/month) 80,000 Wafer ASP $3,000 Annual Revenue Potential 2 $28.8M 1. 2016: 375 fabs worldwide with a total of 15.2M wafers per month 2. Assumes 50% penetration Sources: IC Insights Royalties License Fees Engineering Service Fees

Market Segment Strategy

atomera

Leading Analog	Mainstream	Leading Planar	3D
Analog, PMIC, RF	IoT, RF, Automotive	DRAM; Digital Processors	FinFET, Nanowire
Big Players: TSMC, TI, NXP, ST Micro	Big Players: TSMC, UMC, SMIC, Global Foundries	Big Players: TSMC, GF, Samsung, Hynix, Micron	Big Players: Intel, TSMC, Samsung, GF
Challenges Difficult to find new options for cost, performance, power improvements	**Challenges** Many fully depreciated factories need a performance boost to remain competitive	**Challenges** Alternatives to planar transistors are both expensive and can affect product performance	**Challenges** FinFET cost, variability, manufacturability. Looking at exotic material solutions
Atomera solutions MST can lower die cost while improving other parameters	**Atomera solutions** MST allows fab life extension by upping performance within node	**Atomera solutions** MST provides a low cost alternative to extend planar life	**Atomera solutions** MST is a low risk, silicon based technology with multiple benefits

180nm 130nm 90nm 65nm 40nm 28nm 16nm 14nm 10nm 7nm 5nm

Now engaged with customers in all four segments

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Patent Portfolio 29 20 7 5 61 Issued US Patents MST CMOS Devices MST Core Method and Devices MST Optics Other • Strong Patent Portfolio • Covers core elements of MST • Constantly adding new patents • Discoverable and enforceable • Infringement can be easily discovered using electron microscopy • International Strategy • Including foreign counterparts, portfolio has over 110 granted patents 22 New US Patents Applications Filed in 2017 12

Financials

atomera

	FY 2017	FY 2016	Q4 2017 (2017)	Q3 2017 (2017)	Q2 2017 (2017)	Q1 2017 (2017)	Q2 2016 (2016)
GAAP Results							
Revenue	$0.1M	-	$0.1M	-	-	-	-
Gross Profit	$0.1M	-	$0.1M	-	-	-	-
Operating Expense	($13.3M)	($10.0M)	($2.7M)	($3.3M)	($3.7M)	($3.6M)	($1.9M)
Net Loss	($13.1M)	($12.6M)	($2.6M)	($3.3M)	($3.6M)	($3.5M)	($2.6M)
Loss Per Share	*($1.08)*	*($2.22)*	*($0.21)*	*($0.27)*	*($0.30)*	*($0.29)*	*($1.61)*
Reconciliation between GAAP & Non-GAAP*							
Net Loss (GAAP)	($13.1M)	($12.6M)	($2.6M)	($3.3M)	($3.6M)	($3.5M)	($2.6M)
Interest Expense	-	$2.6M					
Stock-Based Compensation	$4.0M	$2.5M	($0.5M)	($0.9M)	($1.4M)	($1.2M)	($0.1M)
Adjusted EBITDA (Non-GAAP)*	($9.1M)	($7.5M)	($2.1M)	($2.4M)	($2.2M)	($2.4M)	($1.8M)
Cash at December 31, 2017	$17.4M						
Shares Outstanding at December 31, 2017	12.2M						

** For a full reconciliation of GAAP and non-GAAP results, please see our press release issued February 13, 2018.*

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14 Summary  High margin, recurring revenue financial model  Well funded with strong cash position  Solid progress with initial customers in pipeline  Strong technology and patent position  Experienced management team to execute business plan

What’s New March 2018 15

16 What’s new – March 2018  Achieved first engineering service revenue of $110K in Q4  Now engaged with 14 customers, 6/2/6 in the three phases  Working with customers in unexpected ways  Skipping directly into phase 3  Considering licensing after phase one  Installation prior to license execution  Installation of MST in a factory has commenced with one customer  Under evaluation license terms  TCAD modeling revolutionizing customer evaluations/integration

17 Customer Pipeline 0 2 4 6 8 10 12 14 IPO 3Q 16 4Q 16 1Q 17 2Q17 3Q17 Q417 Quarterly Customer Pipeline Growth Phase 1 Phase 2 Phase 3 Now engaged with 50% of the world’s top semiconductor makers* * 10 of the top 20 (IC Insights, McClean Report 2017)

18 Customer Engagement Changes Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase3 Integration Phase4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup Royalties License License?

7 19 Early Installation Advantages  Significantly lowers cost of processing test wafers  Speeds throughput by avoiding shipping/contamination/calibration time  Improves capacity – both for Epi tools and our engineers  Raises our stature within Epi OEMs  Customer Epi engineers become an internal advocate for multiple process nodes Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 3+ Installation Phase 4 Qualification Phase 5 Production Phase 1 Planning Phase 2 Setup

20 TCAD Modelling Advantage  TCAD allows customers simulate MST quickly and inexpensively  Engages customers earlier to understand how to use MST  Benefits  Best integration techniques  Frequently causes more ownership on customer side  Builds early credibility and desire to experiment  Early license discussions  Horizontal buy - in at customer Without MST With MST Measured Results Simulated Results

Financials

atomera

	FY 2017	FY 2016	Q4 2017 (2017)	Q3 2017 (2017)	Q2 2017 (2017)	Q1 2017 (2017)	Q2 2016 (2016)
GAAP Results							
Revenue	$0.1M	-	$0.1M	-	-	-	-
Gross Profit	$0.1M	-	$0.1M	-	-	-	-
Operating Expense	($13.3M)	($10.0M)	($2.7M)	($3.3M)	($3.7M)	($3.6M)	($1.9M)
Net Loss	($13.1M)	($12.6M)	($2.6M)	($3.3M)	($3.6M)	($3.5M)	($2.6M)
Loss Per Share	*($1.08)*	*($2.22)*	*($0.21)*	*($0.27)*	*($0.30)*	*($0.29)*	*($1.61)*
Reconciliation between GAAP & Non-GAAP*							
Net Loss (GAAP)	($13.1M)	($12.6M)	($2.6M)	($3.3M)	($3.6M)	($3.5M)	($2.6M)
Interest Expense	-	$2.6M					
Stock-Based Compensation	$4.0M	$2.5M	($0.5M)	($0.9M)	($1.4M)	($1.2M)	($0.1M)
Adjusted EBITDA (Non-GAAP)*	($9.1M)	($7.5M)	($2.1M)	($2.4M)	($2.2M)	($2.4M)	($1.8M)
Cash at December 31, 2017	$17.4M						
Shares Outstanding at December 31, 2017	12.2M						

** For a full reconciliation of GAAP and non-GAAP results, please see our press release issued February 13, 2018.*

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